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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

     We consent to the use of our report incorporated herein by reference and the reference to our firm under the heading "Experts" in the Registration Statement as filed with the Securities and Exchange Commission.

                                          Turlington and Company, L.L.P.

Lexington, North Carolina
June 25, 1998